Special Notice: Due to a printing error on the proxy card originally mailed to you, we are now providing you with a new proxy card. Even if you have already voted, please take a moment now to cast your vote. For your convenience, you may vote by either of the following methods: 1) Call 1-800-733-8481, extension 400. Representatives can take your vote over the telephone. 2) Fax your proxy to 1-800-733-1885. Your vote is important! Thank you for your cooperation.

                   BULL & BEAR U.S. GOVERNMENT SECURITIES FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert D. Anderson and Thomas B. Winmill, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Bull & Bear U.S. Government Securities Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, 33rd Floor, New York, New York 10022 on September 19, 1996, at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

         A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

         This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Please refer to the Proxy Statement for a discussion of the proposal.

         Please indicate your vote by an "X" in the appropriate box below.

         THE CONVERSION OF THE FUND FROM A DIVERSIFIED SERIES OF A REGISTERED OPEN-END, MANAGEMENT INVESTMENT COMPANY TO A REGISTERED CLOSED-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY.

                            |_| FOR           |_| AGAINST           |_| ABSTAIN


                                                     Please sign exactly as your
                                                     name  appears  hereon.   If
                                                     shares  are  registered  in
                                                     more  than  one  name,  all
                                                     should   sign  but  if  one
                                                     signs, it binds the others.
                                                     When  signing as  attorney,
                                                     executor,    administrator,
                                                     agent,      trustee,     or
                                                     guardian,  please give full
                                                     title   as   such.   If   a
                                                     corporation, please sign in
                                                     full  corporate  name by an
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership   name   by  an
                                                     authorized person.

                                              ___________________________(L.S.)
                         Signature


                                              ___________________________(L.S.)
                         Signature


                                             Dated______________________, 1996

                                                     To   avoid    expenses   of
                                                     adjourning   the   meeting,
                                                     please  return  this  proxy
                                                     promptly.




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